Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2025
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2024	2025
	RMB	RMB
Office furniture and equipment	1,438	1,471
Computer equipment	6,012	6,242
Servers and network equipment	22,567	22,584
Leasehold improvements	10,849	5,973
Building	12,512	—
Total	53,378	36,270
Accumulated depreciation	(43,944)	(35,569)
Property and equipment, net	9,434	701